Exhibit 99.3

Martin Marietta MaterialsMartin Marietta and Texas Industries: An Expanded Platform for Growth January 28, 2014 Rock Solid Fundamentals. Positioned for the Long Term.TM

MARTIN MARIETTA MATERIALS Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in defense spending and the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission, including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Martin Marietta and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Cautionary Statements Regarding Forward-Looking Statements

MARTIN MARIETTA MATERIALS Additional Information and Where to Find It In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta and TXI intend to file relevant materials with the Securities and Exchange Commissions, including a Martin Marietta registration statement on Form S-4 that will include a joint proxy statement of Martin Marietta and TXI that also constitutes a prospectus of Martin Marietta. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website, http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com. Participants in the Solicitation This communication is not a solicitation of a proxy from any investor or securityholder. However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2012 on Form 10-K filed with the SEC on February 2, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013. Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available. Non-Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

MARTIN MARIETTA MATERIALS In Today’s Meeting * Executive Vice President and Chief Financial Officer Martin Marietta Materials Anne H. Lloyd C. Howard Nye Mel G. Brekhus President, Chief Executive Officer and Board member Martin Marietta Materials President, Chief Executive Officer and Board member Texas Industries

MARTIN MARIETTA MATERIALS * Martin Marietta and Texas Industries: An Expanded Platform for Growth Exposure to perennially largest, fastest growing geographies Vertical integration across aggregates and targeted cement operations Highly efficient, low-cost operators Early stages of cyclical economic recovery Well positioned for long-term growth Complementary, high-quality assets Disciplined management team driving tangible synergies Strong balance sheet, financial flexibility and access to capital Significant shareholder value creation Market leader with substantial scale Leading U.S. aggregates producer enhanced with targeted cement presence Nationwide operations with geographic and product diversity Best-in-class long-haul network Low integration risk Attractive aggregates operations State-of-the-art cement facilities Superior ready-mix assets

MARTIN MARIETTA MATERIALS Stock-for-stock, tax-free exchange Texas Industries shareholders will receive 0.700 Martin Marietta shares for each share of Texas Industries common stock they own at closing 15% premium to implied exchange ratio on December 12, 2013 and 13% premium to implied average exchange ratio during the last 90 days Martin Marietta shareholders: 69% Texas Industries shareholders: 31% Combined company will be headquartered in Raleigh, North Carolina An individual jointly selected by Martin Marietta and Texas Industries will be appointed to the Martin Marietta Board of Directors Martin Marietta executive management Combined company will retain top talent from both companies Estimated annual pre-tax synergies of $70 million by 2017 Transaction expected to be EPS accretive to shareholders Shareholder vote by both Martin Marietta and Texas Industries shareholders Customary regulatory approvals and closing conditions Expected to close in Q2 2014 Southeastern Asset Management and NNS Holding have agreed to vote approximately 51% of outstanding Texas Industries shares in favor of the transaction Pro forma ownership Governance Timing & closing conditions Management Synergies and Growth Potential Transaction structure Consideration * Transaction Overview

Combination of Strong U.S. Aggregates / Heavy Building Materials Franchises



Martin Marietta		Texas Industries
#2 U.S. aggregates producer		#1 cement producer in Texas #3 in California by cement capacity
$2.1bn	LTM Net Sales[1]	$0.8bn
4,948	Employees[2]	2,040
Approximately 300 operating facilities 12.6bn tons of aggregates reserves	Operations	0.8bn tons of aggregates reserves 7.4mm tons of cement capacity 106 ready-mix plants
Aggregates, ready-mix, asphalt / road paving and specialty products	Key Products	Aggregates, cement and ready-mix



WA
ND
MN
WY
NV
UT
CO
NE
IA
KS
MO
AZ
NM
OK
AR
TX
LA
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
MD
PA
NY
NJ
FL
Nova Scotia
Bahamas
Specialty Products facility
Aggregates sales
Aggregates production and sales



Dallas
San Antonio
Houston
San Francisco
San Jose
Los Angeles
San Diego
Midlothian Cement Plant
Hunter Cement Plant
Oro Grande Cement Plant
Crestmore Grinding Plant
Ready-Mix Locations
Aggregates Plants
Aggregates Terminals
Ready-Mix Joint-Venture Plants
Cement Terminals

Source: Company filings

1 Martin Marietta as of 9/30/2013. Texas Industries as of 11/30/2013. Excludes intersegment sales.

2 Martin Marietta as of 12/31/2012. Texas Industries as of 5/31/2013.

MARTIN MARIETTA MATERIALS

7

An Expanded Platform for Growth Significant Benefits for Texas Industries Shareholders

MARTIN MARIETTA MATERIALS Evolution of Texas Industries: A Low-Cost Producer with State-of-the-Art Facilities * Spring 2013 Construction of new Hunter 2 kiln; additional clinker capacity of 1.4mm tons 2008 Expanded Oro Grande, California productive clinker capacity to 2.2mm 2005 Completed spinoff of Chaparral Steel 2001 Expanded Midlothian, Texas plant March 2013 Exchanged lightweight aggregates plants for ready-mix facilities from Trinity Industries in Texas and Arkansas Strategic Positioning Cumulative Growth Capex Fall 2013 Refurbished existing Hunter 1 kiln two months ahead of schedule Source: Company filings 2008 2005 March 2013 2001 2011 Spring 2013 Fall 2013 April 2011 Exchanged select aggregates assets for ready-mix facilities from Trinity Industries in Texas Invested over $1bn in plant upgrades and capacity expansion

MARTIN MARIETTA MATERIALS Increases scale and scope creating the premier U.S. aggregates / heavy building materials company Diversifies operating risk and balances portfolio of products Provides expanded access to attractive aggregates business Combination with Martin Marietta is the Right Step Forward for Texas Industries * Tax-free transaction Retains upside through significant continued ownership in the combined company Transaction Structure Strategic Benefits Strengthens balance sheet and enhances credit quality Restoration of meaningful dividends for Texas Industries shareholders Financial Flexibility Significant Value Creation Provides meaningful synergies in the combination Combined company under proven management with a strong execution track record

An Expanded Platform for Growth Strategic Benefits of the Transaction

MARTIN MARIETTA MATERIALS Positioning Uniquely positioned in an attractive industry Growth Multiple long-term drivers Performance Differentiated performance Expands product and geographic growth platform High growth markets from coast-to-coast Combined company’s top markets are in states that account for ~70% of projected U.S. population  growth over 2012 - 20171 Increases exposure to key markets in Texas and California Texas: #1 U.S. consumer of aggregates and cement California: #2 U.S. consumer of aggregates and cement Enhanced productivity through vertical integration in Texas Disciplined management team Powerful cash flow generation Maintains strong balance sheet and financial flexibility Creates leading U.S. aggregates supplier Complemented  by targeted heavy building materials presence Provides entry to California market at start of recovery Highly attractive Texas Industries asset base, including state-of-the-art cement facilities Leverages best-in-class long-haul network Delivery On Martin Marietta’s Proven Strategic Principles * 1 Moody’s Economy.com.

MARTIN MARIETTA MATERIALS Net sales by geography Texas Industries1 Positioning Uniquely Positioned in Attractive Markets * Combined Martin Marietta Source: Company filings Note: Based on calendar year end 2012. 1 Net sales excludes Texas Industries delivery fees, expanded shale and clay and miscellaneous sales. 2 Texas includes sales from AR, LA, and OK. 3 Specialty Products is not included in the geographic breakout. Nearly $2.5 billion in pro forma net sales

MARTIN MARIETTA MATERIALS * Source: Company filings Note: Based on latest fiscal year. 1 Assumes U.S. aggregates tonnage produced is equal to U.S. aggregates tonnage shipped. 2 Assumes U.S. aggregates revenue as a percentage of total revenue is equal to U.S. tonnage as a percentage of total tonnage. Positioning Leading U.S. Aggregates Producer…

MARTIN MARIETTA MATERIALS Positioning … Enhanced by Complementary Cement Assets * Key Benefits Improved distribution network Lower transportation costs End-market diversification Increased aggregates and cement pull-through Aggregates Asphalt Cement Residential Non-Residential Infrastructure Source: Company filings Vertical integration in selected markets drives value Ready-Mix

MARTIN MARIETTA MATERIALS Cement Facilities U.S. Clinker Production Capacity 7 4.4 million short tons Positioning Environmental Regulations Are Expected to Make Texas Industries' Cement Facilities More Valuable 19% of current clinker capacity is expected to be removed from the U.S. market * Environmental Regulations Forecasted Closures1 Designated for Permanent Closure2 High Risk of Closure3 Cement Facilities U.S. Clinker Production Capacity 18 12.1 million short tons Cement Facilities U.S. Clinker Production Capacity 3 2.8 million short tons National Emission Standards for Hazardous Air Pollutants (NESHAP) California Assembly Bill 32 (AB 32) Source: Portland Cement Association 1 Plants that could be forced to close due to the inability to meet regulatory standards or because compliance investment may not be financially justifiable. 2 Plants permanently closed since 2008 due to low cyclical demand and the expectation of increasingly stringent emissions standards. 3 Plants at high risk of closure due to environmental regulation but assumed to continue to operate.

MARTIN MARIETTA MATERIALS Source: Company filings and website; Moody's Economy.com 1 Pro forma net sales excludes Martin Marietta freight and delivery revenues and Texas Industries delivery fees, expanded shale and clay and miscellaneous sales. 2 Represents each states’ weighted contribution to U.S. 2012-2017 population growth (for example, Texas accounts for 16% of overall 2012-2017 population growth).◘ The pro forma Company has ~70% of sales from the 10 fastest growing states Martin Marietta / Texas Industries Combined Net Sales by State1 Relative Contribution to U.S. Population Growth2  = state with PF Martin Marietta/Texas Industries presence          * Growth Increased Exposure to Attractive, High Growth Markets 

MARTIN MARIETTA MATERIALS One of the most attractive heavyside markets globally GDP of $1.2 trillion growing at a 4.3% CAGR Leads the U.S. in employment growth Pro forma company will have an excellent asset base in key markets in Texas * Growth Combination Creates Leading Aggregates / Heavy Building Materials Supplier in Attractive Texas Market Combined Texas Operations Key Texas Commentary Source: Company filings and presentations; Bureau of Labor Statistics; Federal Reserve; Port of Houston #1 U.S. consumer of aggregates #1 U.S. consumer of cement k Texas Industries Aggregates Assets Martin Marietta Aggregates Assets Texas Industries Ready Mix Assets Martin Marietta Asphalt Locations Martin Marietta Ready Mix Assets Texas Industries Cement Plants Texas Industries Cement Terminals

MARTIN MARIETTA MATERIALS Growth Texas: Attractive Dynamics Supporting Continued Growth * Source: Bureau of Economic Analysis; Moody’s.com; USGS; PCA; Texas Industries management Revival of core energy and energy-related industries, supported by a diversified industry base and a favorable business climate 3 of the top 9 job growth markets in the U.S. Dallas/Fort Worth Houston Austin Construction payrolls increase at 2x the U.S. rate Strong infrastructure activity Residential construction outperforms the nation Nonresidential construction led by plant expansions, pipeline construction and expanded corporate operations Macroeconomic Drivers Construction Market Drivers Demand Exceeds Capacity Texas Cement Capacity Share Cement Capacity Demand

MARTIN MARIETTA MATERIALS * Demand Reaches Equilibrium In 2015 Macroeconomic Drivers GDP of over $2.0 trillion growing at a 3.5% CAGR 8th largest economy in the world Strong employment growth outlook Foreign trade and direct investment support R&D services High barriers to entry #2 U.S. consumer of aggregates #2 U.S. consumer of cement PCA projects 13.4% CAGR in Southern California cement consumption between 2013 and 2017 PCA projects 12.5% CAGR in Northern California cement consumption between 2013 and 2017 California Cement Capacity Share Cement Capacity Demand Growth California: Early Stages of a Significant Anticipated Growth Cycle Construction Market Drivers Source: Bureau of Economic Analysis; Moody’s.com; USGS; PCA; Texas Industries management

MARTIN MARIETTA MATERIALS Performance Attractive Shareholder Return Profile EPS Accretion Synergy and Growth Advantage Enhanced Overall Return Profile Proposed transaction provides multi-pronged financial benefits for shareholders Expect the transaction to be immediately accretive to Martin Marietta’s EPS in 20141 Mid-to-high single digits percentage accretive to EPS in first full year following integration EBITDA margin accretive through realization of synergies Synergies imply an acquisition multiple lower than Martin Marietta’s current trading multiples Revenue and EBITDA growth to outpace standalone projections Expect sustainable, upward trajectory for return on invested capital Accelerates quicker than standalone projections 1 Assumes refinancing of Texas Industries’ outstanding debt at or around closing of the merger and excluding one-time costs. *

Performance

Realization of Synergies Should Create Significant Shareholder Value

Projected Annual Synergies[1,2] ($ in mm)



$ in mm
40%
~80%
~95%
100%
$100
$80
$60
$40
$20
$0
$28
$57
$66
$70
% of Total
CY 2014E
CY 2015E
CY 2016E
CY 2017E

Synergy Overview By Area

SG&A



$ in mm
Operational SG&A $10
Corporate SG&A $24

$34 million

\+

Operational Efficiencies

- Incremental aggregates volume
- Incremental cement volume
- Ready-mix improvement
- Purchasing

$36 million

=

$70 million of annual synergies

Source: FactSet; Wall Street research; Company filings
1 Actual CY 2014E synergy projected at $18 mm; $28 mm reflects expected run-rate at year-end. Subsequent years reflect annual estimates.
2 Does not include material real estate sales or NOL usage.

MARTIN MARIETTA MATERIALS 22

Performance

Industry-Leading Leverage Position

Debt Maturity Schedule[1]



$ in mm
$350
$250
$300
$650
$150
$200
$125
$230
2014
2015
2016
2017
2018
2019
2020
2021-2024
2025
2026-2036
2037
MLM bank debt
MLM credit facility (undrawn)
TXI credit facility (undrawn)
MLM unsecured debt
TXI unsecured debt

Pro Forma Total Debt / LTM Adj. EBITDA[2]



Debt / LTM EBITDA
8.0x
6.0x
4.0x
2.0x
0.0x
7.6x
6.5x
6.2x
6.0x
6.0x
4.9x
3.4x
3.0x
2.3x
TXI
Cemex
Lafarge
Heidelberg
Vulcan
CRH
PF MLM/TXI
MLM
Eagle

Commentary

- Retain financial flexibility for growth
  - Expected refinancing of higher-cost Texas Industries debt
- Rapid expected deleveraging driven by:
  - Synergy realization
  - Earnings expansion from continued market recovery
  - Strong free cash flow generation
  - Utilization of Texas Industries' NOLs
  - Potential sale of non-operating land
- Investment-grade credit profile

Source: FactSet; Company filings; Wall Street research; Martin Marietta management

1 Martin Marietta 9/30/2013 balance sheet adjusted for refinancing on 12/5/2013; Texas Industries 11/30/13 balance sheet.

2 LTM 9/30/2013 for Martin Marietta, LTM 11/30/13 for Texas Industries. Pro forma LTM Adj. EBITDA with run-rate synergies of $70mm. Refer to appendix for EBITDA reconciliation.

MARTIN MARIETTA MATERIALS

23

MARTIN MARIETTA MATERIALS Uninterrupted Dividends Performance Disciplined Martin Marietta Management Should Accelerate Shareholder Value Creation * Strong Cost Management Track Record1 Source: Company filings; Martin Marietta management 1 Excludes one-time costs related to an IT systems upgrade in 2012 and 2013. ~230 bps reduction

MARTIN MARIETTA MATERIALS * Source: Company filings Note: All figures in millions of USD except for per share figures. Fiscal Quarter Ended December 31, Fiscal Quarter Ended December 31, 2013 2012 % growth Sales $545.0 $502.2 8.5% Gross Profit $101.0 $76.7 31.7% EBITDA $106.3 $83.4 27.5% EPS $0.77 $0.46 67.4% Fiscal Year Ended December 31, Fiscal Year Ended December 31, 2013 2012 % growth Sales $2,155.5 $2,031.9 6.1% Gross Profit $364.0 $327.1 11.3% EBITDA $390.2 $329.9 18.3% EPS $2.61 $1.83 42.6% FY Q4 2013 Earnings - Financial Summary

MARTIN MARIETTA MATERIALS Aggregates Product Line Pricing and Volume Growth Q4 2013 Full Year 2013 Heritage Aggregates Product Line Mid-America Group 5.2% 3.2% Southeast Group 0.4% 1.9% West Group 3.6% 3.9% Heritage Aggregates Operations 3.3% 2.9% Aggregates Product Line 3.4% 3.0% * Pricing growth in each reportable segment Volume growth in private sector offset by decreased public-sector activity Q4 2013 Full Year 2013 Heritage Aggregates Product Line Mid-America Group (2.8%) (0.4%) Southeast Group (8.2%) (5.6%) West Group 2.7% 1.2% Heritage Aggregates Operations (1.4%) (0.5%) Aggregates Product Line (0.4%) 0.1%

MARTIN MARIETTA MATERIALS 2014 Outlook Aggregates Product Line Vertically-Integrated Specialty Products *

MARTIN MARIETTA MATERIALS Announcement of the transaction: January 28, 2014 Filing and review of documentation by SEC Obtain regulatory approvals Martin Marietta and Texas Industries shareholder approvals Expected closing of the transaction: Q2 2014 * Roadmap to Closing

MARTIN MARIETTA MATERIALS * Martin Marietta and Texas Industries: An Expanded Platform for Growth Exposure to perennially largest, fastest growing geographies Vertical integration across aggregates and targeted cement operations Highly efficient, low-cost operators Early stages of cyclical economic recovery Well positioned for long-term growth Complementary, high-quality assets Disciplined management team driving tangible synergies Strong balance sheet, financial flexibility and access to capital Significant shareholder value creation Market leader with substantial scale Leading U.S. aggregates producer enhanced with targeted cement presence Nationwide operations with geographic and product diversity Best-in-class long-haul network Low integration risk Attractive aggregates operations State-of-the-art cement facilities Superior ready-mix assets

An Expanded Platform for Growth Appendix

MARTIN MARIETTA MATERIALS Non-GAAP to GAAP Reconciliation – Martin Marietta (dollars in millions) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Year Ended December 31, LTM 2013 2012 2012 9/30/2013 Net  earnings  attributable  to  entity $85.3 $62.9 $84.5 $106.8 Add  back: Interest  expense 40.6 40.0 53.3 54.0 Income  tax  expense  for  controlling  interests 29.4 11.9 16.6 34.1 Depreciation,  depletion  and  amortization  expense 128.6 131.6 175.5 172.5 EBITDA $283.9 $246.4 $329.9 $367.4 Adjusted  for : Charge  for  early  retirement  benefit - - 3.9 3.9 Loss  (gain)  on  sales  of  assets (1.0) (0.9) (1.0) (1.1) Transaction  costs 0.7 35.1 35.1 0.7 Settlement  expense  for  pension  plan 0.7 0.8 0.8 0.7 Other  nonoperating  (income)  expense 0.2 (1.3) (1.3) 0.2 Pretax  loss  (gain)  on  discontinued  operations 0.7 1.5 0.8 (0.1) Income  attributable  to  noncontrolling  interests (1.0) 0.9 1.1 (0.8) Adjusted  EBITDA $284.2 $282.6 $369.3 $370.9 Less: Depreciation,  depletion  and  amortization  expense 128.6 131.6 175.5 172.5 Adjusted  EBIT $155.6 $151.0 $193.8 $198.4 * Source: Company filings

MARTIN MARIETTA MATERIALS Non-GAAP to GAAP Reconciliation – Texas Industries (dollars  in  millions) For the Six Months Ended November 30, For the Six Months Ended November 30, For the Six Months Ended November 30, For the Year Ended May 31, LTM 2013 2012 2013 11/30/2013 Net  earnings  attributable  to  entity ($17.2) ($13.8) $24.6 $21.1 Add  back: Interest  expense 34.8 15.2 32.8 52.4 Income  tax  expense  for  controlling  interests 0.3 1.3 3.8 2.8 Depreciation,  depletion  and  amortization  expense 39.4 28.5 59.9 70.8 EBITDA $57.3 $31.3 $121.0 $147.0 Adjusted  for : (Gain)  loss  on  sales  of  assets (5.8) (2.9) (64.4) (67.3) Accretion  expense  for  asset  retirement  obligations 0.1 0.1 0.2 0.2 Other  nonoperating  (income)  expense 12.0 - - 12.0 Pre-tax  (earnings)  loss  on  discontinued  operations - (5.9) (11.5) (5.6) Adjusted   EBITDA $63.6 $22.6 $45.3 $86.3 Less: Depreciation,  depletion  and  amortization  expense 39.4 28.5 59.9 70.8 Adjusted   EBIT $24.2 ($5.9) ($14.6) $15.5 Source: Company filings *